Exhibit 10.3

EXECUTION

FIRST AMENDMENT TO CREDIT AGREEMENT

AND LIMITED CONSENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND LIMITED CONSENT (this “Amendment”) is made as of February 9, 2018, but effective as of the First Amendment Effective Date set forth herein, by and among Kingfisher Midstream, LLC, a Delaware limited liability company (“Borrower”), ABN AMRO Capital USA LLC, as Administrative Agent and LC Issuer, and the Required Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent, LC Issuer and Lenders entered into that certain Credit Agreement dated as of August 8, 2017 (as amended, supplemented, or otherwise modified to the date hereof, the “Original Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

WHEREAS, Borrower, Administrative Agent and Required Lenders desire to amend the Original Agreement as set forth herein and to provide for the consent as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2. Other Defined Terms. Unless the context otherwise requires, the terms defined in Sections 2.1 and 2.2 of this Amendment shall have the same meanings whenever used in this Amendment, and the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2:

“Amendment” means this First Amendment to Credit Agreement.

“Amendment Documents” means this Amendment, and all other Loan Documents executed and delivered in connection herewith.

“Borrower’s Limited Liability Company Agreement” means the amendment to the Third Amended and Restated Limited Liability Company Agreement of Borrower or the Fourth Amended and Restated Limited Liability Company Agreement of Borrower, in each case in effect immediately after giving effect to Pledgor becoming the owner of 100% of the equity interests of Borrower.

[FIRST AMENDMENT TO KINGFISHER MIDSTREAM
CREDIT AGREEMENT]

“Credit Agreement” means the Original Agreement as amended hereby.

“Original Pledge Agreement” means the Pledge Agreement dated August 8, 2017 by Original Pledgor, as Grantor, in favor of Administrative Agent, as Secured Party.

“Original Pledgor” means KFM Holdco, LLC, a Delaware limited liability company.

ARTICLE II.

AMENDMENTS

Section 2.1. Defined Terms. The following defined terms in Section 1.1 of the Original Agreement are hereby amended and restated in their entirety to read as follows:

“Change of Control” means (a) any Person or “group” (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934) other than a Permitted Holder, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, or acquires beneficial control except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of the Equity representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity of Pledgor or Borrower, as applicable, (b) the occupation of a majority of the seats (other than vacant seats) on the board of managers of Pledgor by Persons who were neither (i) nominated, appointed or approved for consideration by members for election by the board of managers of Pledgor or (ii) appointed by managers so nominated, appointed or approved, or (c) the failure of Pledgor to directly or indirectly own 100% of the Equity in Borrower.

“Pledge Agreement” means the Amended and Restated Pledge Agreement dated as of the First Amendment Effective Date by Pledgor, as Grantor, in favor of Administrative Agent, as Secured Party.

“Pledgor” means SRII OpCo, LP, a Delaware limited partnership.

Section 2.2. Additional Defined Terms. Section 1.1 of the Original Agreement is hereby amended to add the following definitions in the appropriate alphabetical order:

“Contribution Agreement” means that certain Contribution Agreement dated as of August 16, 2017 among Borrower, Pledgor, KFM Holdco, LLC and the other parties thereto, pursuant to which Pledgor became the owner of 100% of the Equity of Borrower.

“First Amendment Effective Date” means the date of the consummation of the transactions contemplated by the Contribution Agreement.

2	[FIRST AMENDMENT
TO KINGFISHER MIDSTREAM CREDIT AGREEMENT]

“Permitted Holder” means each of (i) Riverstone Investment Group LLC (the “Riverstone Manager”), and Riverstone Global Energy and Power Fund VI, L.P., together with the parallel investment entities and alternative investment entities of the foregoing, and any future investment fund or co-investment fund managed by the Riverstone Manager or any of its Affiliates, and any Affiliates of one or more of the foregoing and (ii) High Mesa Holdings, L.P. (“High Mesa”), so long as no Person shall Control High Mesa other than one or more of the Persons Controlling High Mesa on the First Amendment Effective Date, together with any limited liability companies managed by or whose managing member or investment manager is or is directly or indirectly Controlled by, or any limited partnerships whose general partner is or directly or indirectly controlled by, or any other Person managed or directly or indirectly Controlled by such Persons; provided that in no event will any portfolio company of any of the foregoing under clause (i) or (ii) be included in the definition of “Permitted Holder”.

Section 2.3. Deleted Defined Terms. Section 1.1 of the Original Agreement is hereby amended to delete the following defined terms:

“HPS Notes”

“Note Purchase Agreements”

“Tranche D Notes”

Section 2.4. Use of Proceeds. The first sentence of Section 2.4 shall be amended and restated in its entirety to read as follows:

“Borrower shall use all Loans to (a) pay fees and expenses payable in connection with the closing of this Agreement and the funding of the initial Loans hereunder, (b) for acquisitions permitted by Section 7.17, (c) to finance capital expenditures, (d) to refinance from time to time Matured LC Obligations, and (e) to provide working capital for its operations.”

Section 2.5. Dividends and Distributions. Section 7.6 of the Original Agreement is hereby amended to remove each of subsections (c) and (d) therein in their entirety, and to re-letter subsections (e) and (f), as (c) and (d), respectively.

Section 2.6. Transactions with Affiliates. Section 7.9 of the Original Agreement is hereby amended to remove the word “and” immediately preceding clause (h) in the second sentence therein, to re-letter clause (h) as clause (g), and to add the following clause immediately following such clause (g), which clause shall read as follows:

“, and (h) the transactions contemplated by the Contribution Agreement.”

Section 2.7. Security Schedule. Schedule 3 to the Original Agreement is hereby amended and restated in its entirety to read as set forth as Schedule 1 hereto.

3	[FIRST AMENDMENT
TO KINGFISHER MIDSTREAM CREDIT AGREEMENT]

ARTICLE III.

LIMITED CONSENT

Section 3.1. Contribution Agreement. In reliance on the representations, warranties, covenants, and agreements contained in this Amendment, and subject to the terms and conditions set forth in Section 4.1, the Lender Parties party hereto representing Required Lenders hereby (i) consent to the consummation of the transactions contemplated by the Contribution Agreement and waive the Event of Default under Section 8.1(l) of the Original Credit Agreement in respect of the “Change of Control” resulting from the consummation of such transactions, (ii) consent to the release of the Liens granted by the Original Pledgor on the Equity of Borrower pursuant to the Original Pledge Agreement in exchange for the grant by Pledgor, on a substantially contemporaneous basis with such release, of the Liens on the Equity of Borrower pursuant to the Pledge Agreement, (iii) consent to the filing by or on behalf of the Original Pledgor of a termination statement under the Uniform Commercial Code with respect to the financing statement naming Original Pledgor as debtor filed in respect of the collateral granted under the Original Pledge Agreement, (iv) consent to the termination of the Original Pledge Agreement contemporaneously with the release of the Lien referred to in clause (ii) except as to those provisions of the Original Pledge Agreement that expressly survive such termination, and (v) consent to the adoption of the Borrower’s Limited Liability Company Agreement and waive the Event of Default, if any, under Section 7.12 of the Original Credit Agreement in respect of such adoption. The Original Pledgor is an express third party beneficiary of the consents set forth in clauses (ii), (iii) and (iv) of this Section 3.1, but not otherwise. Notwithstanding anything to the contrary contained in this Amendment, the consents granted and the agreements set forth herein are limited solely to the foregoing, and nothing contained in this Amendment shall be deemed a consent to, or waiver of, any other action or inaction of Borrower or any other Person that constitutes (or would constitute) a Default or an Event of Default. Neither the Lender Parties nor the Administrative Agent shall be obligated to grant any future waivers, consents, or amendments with respect to any other provision of the Original Credit Agreement or any other Loan Document.

ARTICLE IV.

CONDITIONS OF EFFECTIVENESS

Section 4.1. First Amendment Effective Date. The amendments to the Original Agreement set forth the Sections 2.1 through 2.7 of the Amendment shall become effective immediately after the consummation of the transactions contemplated by the Contribution Agreement and the consents given in Section 3.1 of this Amendment shall become effective immediately prior to consummation of the transactions contemplated by the Contribution Agreement, in each case subject to the satisfaction of the following conditions prior to, or on a substantially contemporaneous basis with, the consummation of the transactions contemplated by the Contribution Agreement:

(a) Amendment Documents. Administrative Agent shall have received duly executed and delivered counterparts of this Amendment from Borrower and the Required Lenders in such numbers as Administrative Agent or its counsel may reasonably request.

4	[FIRST AMENDMENT
TO KINGFISHER MIDSTREAM CREDIT AGREEMENT]

(b) Pledge Agreement. Administrative Agent shall have received duly executed and delivered counterparts of the Pledge Agreement from Pledgor dated as of the First Amendment Effective Date in form and substance satisfactory to Administrative Agent.

(c) Borrower’s Limited Liability Company Agreement. Administrative Agent shall have received duly executed and delivered counterparts of Borrower’s Limited Liability Company Agreement, which shall be in form and substance reasonably satisfactory to Administrative Agent.

(d) Borrower Officer’s Certificate. Administrative Agent shall have received a certificate of the secretary, assistant secretary, or other Responsible Officer of Borrower certifying as of the First Amendment Effective Date (i) to attached copies of Borrower’s Organizational Documents, certified, to the extent applicable, as of a recent date by the appropriate government official, (ii) the resolutions of Borrower approving this Amendment, the other Amendment Documents and the related transactions (which certification may, if applicable, be by reference to previously adopted resolutions), and (iii) the signature and incumbency certificates of the officers of Borrower (which certification may, if applicable, be by reference to previously delivered incumbency certificates).

(e) Pledgor Officer’s Certificate. Administrative Agent shall have received a certificate of the secretary, assistant secretary, or other Responsible Officer of Pledgor certifying as of the First Amendment Effective Date (i) to attached copies of Pledgor’s Organizational Documents, certified, to the extent applicable, as of a recent date by the appropriate government official, (ii) the resolutions of Pledgor approving the execution and delivery of the Pledge Agreement, and the transactions related thereto, and (iii) the signature and incumbency certificates of the officers of Pledgor, and (iv) such other documents as Administrative Agent shall reasonably request.

(f) Existence and Good Standing Certificates. Administrative Agent shall have received an existence and good standing certificate from the applicable Governmental Authority of each of Borrower’s and Pledgor’s jurisdiction of formation, dated a recent date on or prior to the First Amendment Effective Date.

(g) Opinions of Counsel. Administrative Agent shall have received a written opinion of counsel to Pledgor opining as to such matters related to Pledgor and the Pledge Agreement as Administrative Agent may reasonably request, dated as of the First Amendment Effective Date, and in form and substance reasonably satisfactory to Administrative Agent.

(h) Fees. Borrower shall have paid, in connection with such Loan Documents, all fees and reimbursements to be paid to Administrative Agent pursuant to any Loan Documents, or otherwise due Administrative Agent and including fees and disbursements of Administrative Agent’s attorneys.

5	[FIRST AMENDMENT
TO KINGFISHER MIDSTREAM CREDIT AGREEMENT]

(i) Other Documentation. Administrative Agent shall have received all documents and instruments that Administrative Agent has then reasonably requested prior to the First Amendment Effective Date, in addition to those described in this Section 3.1. All such additional documents and instruments shall be reasonably satisfactory to Administrative Agent in form, substance and date.

(j) No Default. Immediately prior to and after giving effect to the effectiveness of this Amendment, no Default has occurred or is continuing or shall result from the effectiveness of this Amendment.

(k) Representations and Warranties. All representations and warranties made by any Restricted Person in any Loan Document shall be true and correct in all material respects (except where qualified by materiality, in which case, true and correct in all respects) on and as of the time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (except where qualified by materiality, in which case, true and correct in all respects) as of such specific date and except that the representations and warranties contained in subsection (a) of Section 5.6 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.2 of the Credit Agreement.

(l) Closing Certificate. Administrative Agent shall have received a closing certificate of a Responsible Officer of Borrower in the form of Exhibit A and dated as of the First Amendment Effective Date.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES

Section 5.1. Representations and Warranties of Borrower. In order to induce the Required Lenders to enter into this Amendment, Borrower represents and warrants to the Required Lenders that:

(a) All representations and warranties made by any Restricted Person in any Loan Document are true and correct in all material respects (except where qualified by materiality, in which case, true and correct in all respects) on and as of time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof (except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (except where qualified by materiality, in which case, true and correct in all respects) as of such specific date and except that the representations and warranties contained in subsection (a) of Section 5.6 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.2 of the Credit Agreement.

6	[FIRST AMENDMENT
TO KINGFISHER MIDSTREAM CREDIT AGREEMENT]

(b) Each Restricted Person has duly taken all action necessary to authorize the execution and delivery by it of the Amendment Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder.

(c) The execution and delivery by the various Restricted Persons of the Amendment Documents to which each is a party, the performance by each of its obligations under such Amendment Documents, and the consummation of the transactions contemplated by the various Amendment Documents, do not and will not (a) conflict with, violate or result in a breach of any provision of (i) any Law, (ii) the Organizational Documents of any Restricted Person, or (iii) any material judgment, license, order or permit applicable to or binding upon any Restricted Person, (b) result in the acceleration of any Indebtedness owed by any Restricted Person, or (c) result in or require the creation of any Lien upon any assets or properties of any Restricted Person except as expressly contemplated or permitted in the Loan Documents. Except (i) as expressly contemplated in the Loan Documents and (ii) such as have been obtained or made and are in full force and effect, no permit, consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required on the part of or in respect of a Restricted Person in connection with the execution, delivery or performance by any Restricted Person of any Amendment Document to which it is a party or to consummate any transactions contemplated thereby.

(d) This Amendment is, and the other Amendment Documents when duly executed and delivered will be, legal, valid and binding obligations of each Restricted Person that is a party hereto or thereto, enforceable against such Restricted Person in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and by general principles of equity.

ARTICLE VI.

MISCELLANEOUS

Section 6.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Unless the context requires otherwise, any reference to the Credit Agreement in any Loan Document will be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

7	[FIRST AMENDMENT
TO KINGFISHER MIDSTREAM CREDIT AGREEMENT]

Section 6.2. Survival of Agreements. All of each Restricted Person’s various representations, warranties, covenants and agreements in the Amendment Documents shall survive the execution and delivery thereof and the performance thereof, including the making or granting of the Loans and the delivery of the Amendment Documents, and shall further survive until all of the Obligations are paid in full to each Lender Party and all of Lender Parties’ obligations to Borrower are terminated. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder to any Lender Party shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

Section 6.3. Loan Documents. The Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply thereto.

Section 6.4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6.5. Interpretive Provisions. Section 1.3 of the Credit Agreement is incorporated herein by reference herein as if fully set forth.

Section 6.6. Counterparts; Fax. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO.

[The remainder of this page has been intentionally left blank.]

8	[FIRST AMENDMENT
TO KINGFISHER MIDSTREAM CREDIT AGREEMENT]

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

KINGFISHER MIDSTREAM, LLC, Borrower

By:	/s/ Michael S. Christopher
Name: Michael S. Christopher
Title: Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT
TO KINGFISHER MIDSTREAM CREDIT AGREEMENT]

ABN AMRO CAPITAL USA LLC,
Administrative Agent, LC Issuer and a Lender

By:	/s/ Darrell Holley Darrell Holley Email: darrell.holley@abnamro.com

By:	/s/ Casey Lowary Casey Lowary Email: casey.lowary@abnamro.com

[SIGNATURE PAGE TO FIRST AMENDMENT
TO KINGFISHER MIDSTREAM CREDIT AGREEMENT]

EAST WEST BANK, as Lender

By:	/s/ Patrick Leznicki
Name: Patrick Leznicki
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT
TO KINGFISHER MIDSTREAM CREDIT AGREEMENT]

WELLS FARGO BANK, N.A., as Lender

By:	/s/ Brandon Kast
Name: Brandon Kast
Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT
TO KINGFISHER MIDSTREAM CREDIT AGREEMENT]

CADENCE BANK, N.A., as Lender

By:	/s/ William W. Brown
Name: William W. Brown
Title: Executive Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT
TO KINGFISHER MIDSTREAM CREDIT AGREEMENT]

IBERIABANK, as Lender

By:	/s/ Moni Collins
Name: Moni Collins
Title: Senior Vice President, Energy Lending

[SIGNATURE PAGE TO FIRST AMENDMENT
TO KINGFISHER MIDSTREAM CREDIT AGREEMENT]

ZB, N.A. DBA AMEGY BANK, as Lender

By:	/s/ Mark A. Serice
Name: Mark A. Serice
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT
TO KINGFISHER MIDSTREAM CREDIT AGREEMENT]

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ John B. Lane
Name: John B. Lane
Title: Executive Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT
TO KINGFISHER MIDSTREAM CREDIT AGREEMENT]

EXHIBIT A

CLOSING CERTIFICATE

January       , 2018

Reference is made to that certain Credit Agreement dated as of August 8, 2017 (as amended or supplemented, the “Credit Agreement”), by and among Kingfisher Midstream, LLC, a Delaware limited liability company (“Borrower”), ABN AMRO Capital USA LLC, as Administrative Agent (in such capacity “Agent”) and as LC Issuer, and the Lenders party thereto. Terms which are defined in the Credit Agreement are used herein with the meanings given them in the Credit Agreement. The undersigned, Michael Christopher, solely in his capacity as Chief Financial Officer of Borrower, does hereby certify that he has made a thorough inquiry into all matters certified herein and, based upon such inquiry, experience, and the advice of counsel, does hereby further certify that:

1.	He is the duly elected, qualified, and acting Chief Financial Officer of Borrower.

2.	All representations and warranties made by any Restricted Person in any Loan Document are true and correct in all material respects (except where qualified by materiality, in which case, true and correct in all respects) on and as of the date hereof as if such representations and warranties had been made as of the date hereof except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty is true and correct in all material respects (except where qualified by materiality, in which case, true and correct in all respects) as of such specific date and except that the representations and warranties contained in subsection (a) of Section 5.6 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.2 of the Credit Agreement.

3.	Immediately prior to and after giving effect to the effectiveness of that certain First Amendment, dated as of January , 2018 (the “Amendment”), by and among Borrower, Agent and the Lenders party thereto, no Default has occurred or is continuing or shall result from the effectiveness of the Amendment.

[Remainder of page intentionally left blank]

[CLOSING CERTIFICATE]

IN WITNESS WHEREOF, the foregoing certifications are made and delivered as of the date first referenced above.

By:

Name:	Michael Christopher
Title:	Chief Financial Officer

[SIGNATURE PAGE TO CLOSING CERTIFICATE]

SCHEDULE 1

Schedule 3 to Credit Agreement

SECURITY SCHEDULE

1.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement of even date herewith from Borrower to Administrative Agent, for the benefit of the Secured Parties, covering of the fee-owned tract containing Borrower’s cryogenics processing plant and storage tanks.

2.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement of even date herewith from Borrower to Administrative Agent, for the benefit of the Secured Parties, covering all of Borrower’s other real property interests and related personal property.

3.	Security Agreement of even date herewith from each Restricted Person in favor of Administrative Agent covering each Restricted Person’s personal property, other than certain excluded property described therein.

4.	The Pledge Agreement from SRII OpCo, LP, a Delaware limited partnership (“Pledgor”) in favor of the Administrative Agent covering all Equity of Borrower dated as of effective date of that certain First Amendment to Credit Agreement and Limited Consent.

5.	UCC-1 Financing Statements relating to the above-described Security Documents.

6.	Deposit Account Control Agreements covering all accounts of each Restricted Person.